Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,055,000.00
Previously Paid Amount	0.00
Total Fee Amount	974.30
Total Offset Amount	0.00
Net Fee	$ 974.30
Final Prospectus	false